Exhibit 99.2

STOCK PURCHASE AGREEMENT

BETWEEN

REGENERX BIOPHARMACEUTICALS, INC.

AND

[INVESTOR]

Dated as of June 23, 2005

TABLE OF CONTENTS

SECTION 1.	DEFINITIONS	1

SECTION 2.	PURCHASE AND SALE OF THE SHARES	3

2.1	Issuance and Purchase of the Shares	3

2.2	Consideration for the Shares	3

SECTION 3.	THE CLOSING	3

3.1	Closing	3

3.2	Deliveries by the Company	4

3.3	Deliveries by the Investor	4

SECTION 4.	REPRESENTATIONS AND WARRANTIES	4

4.1	Representations and Warranties of the Company	4

4.2	Representations and Warranties of the Investor	6

SECTION 5.	VOTING	8

SECTION 6.	RIGHT TO REPURCHASE.	9

SECTION 7.	CONDITIONS TO CLOSING	9

7.1	Conditions to Closing by the Investor	9

7.2	Conditions to Closing by the Company	10

SECTION 8.	MISCELLANEOUS	10

8.1	Waivers and Amendments	10

8.2	Costs and Expenses	11

8.3	Remedies Cumulative	11

8.4	Remedies Not Waived	11

8.5	Entire Agreement	11

8.6	Specific Performance	11

8.7	Governing Law	11

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8.8	Notices	11

8.9	Counterparts	12

8.10	Successors and Assigns	12

8.11	Third Parties	12

8.12	Schedules and Exhibits	12

8.13	Headings	13

8.14	Survival	13

ii

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of June 22, 2005, is entered into between RegeneRx Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), and [the Investor] (the “Investor”).

RECITALS

A. The Investor desires to acquire from the Company, and the Company desires to issue and sell to the Investor, in the manner and on the terms and conditions hereinafter set forth, an aggregate of                  shares of the Company’s Common Stock (the “Shares”) at a price of U.S. $3.25 per share, for an aggregate purchase price of U.S. $                 .

B. In connection with the Investor’s purchase of the Shares, the Company and the Investors desire to establish certain rights and obligations attendant to such investment.

AGREEMENTS

NOW, THEREFORE, in consideration of these premises, the mutual covenants and agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Company and the Investor hereby agrees as follows:

SECTION	1. DEFINITIONS

The following terms when used in this Agreement shall have the following respective meanings:

“Affiliate” means with respect to any Person, any (i) officer, director or holder of more than 10% of the outstanding Capital Stock of such Person, (ii) any Relation of such Person or any Affiliate of such Person or (iii) any other Person which directly or indirectly controls, is controlled by or is under common control with, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the “controlled” Person, whether through ownership of voting securities, by contract or otherwise.

“Applicable Laws” has the meaning set forth in Section 4.1(f) hereof.

“Board of Directors” means the Board of Directors of the Company.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock (whether voting or nonvoting and whether common or preferred) of such corporation and (ii) with respect to any Person that is not a corporation, any and all partnership, membership, limited liability company or other equity interests of such Person; and in each case, any and all warrants, rights or options to purchase any of the foregoing.

“Certificate of Incorporation” means the Certificate of Incorporation of the Company, as amended, including the Certificate of Designation, as on file with the Secretary of State of the State of Delaware on the date of this Agreement.

“Closing” has the meaning set forth in Section 3.1(a) hereof.

“Closing Date” has the meaning set forth in Section 3.1(a) hereof.

“Common Stock” means the shares of the Common Stock, par value U.S. $.001 per share, of the Company.

“Governmental Authority” means the United States, any state, county or municipality, the government of any foreign country, any subdivision of any of the foregoing or any authority, department, commission, board, bureau, agency, court or instrumentality of any of the foregoing.

“Holding Period” has the meaning set forth in Section 4.2(b) hereof.

“Knowledge of the Company,” including the terms “Know,” “Known” and other derivatives thereof, means, with respect to the Company, the actual knowledge, after reasonable investigation, of any Responsible Officer.

“Lien” means any mortgage, lien, pledge, security interest, easement, conditional sale or other title retention agreement or other encumbrance of any kind except for liens relating to taxes that have accrued but are not yet payable which do not have a Material Adverse Effect.

“Material Adverse Effect” means a material adverse effect upon (i) the condition (financial or otherwise), operations, business, properties, assets or prospects of the Company, (ii) the ability of the Company to perform its obligations under this Agreement or any of the other agreements or documents contemplated hereby to which it is a party or (iii) the legality, validity or enforceability of this Agreement or any of the other agreements or documents contemplated hereby or the rights and remedies of the Investor and the other parties hereunder and thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1933 Act” means the Securities Act of 1933, as amended.

“Person” means an individual, corporation, partnership, joint venture, trust, unincorporated organization, or Governmental Authority.

“Purchase Price” has the meaning set forth in Section 2.2 hereof.

“Responsible Officer” means, with respect to the Company, the president, the chief executive officer, the chief financial officer, any executive officer, or any other financial officer of the Company, and any other officer or similar official thereof responsible for the administration of the obligations of the Company in respect of this Agreement.

“Returns” has the meaning set forth in Section 4.1(l) hereof.

“SEC” has the meaning set forth in Section 4.1(k)(i) hereof.

“SEC Reports” has the meaning set forth in Section 4.1(k)(i) hereof.

“Shares” has the meaning set forth in Section 2.1 hereof.

“Tax” or “Taxes” refers to any and all federal, state, national, local, foreign and other taxes, assessments and other governmental charges, duties, levies, impositions and liabilities relating to taxes, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

SECTION	2. PURCHASE AND SALE OF THE SHARES

2.1 Issuance and Purchase of the Shares

At the Closing, based upon the representations, warranties, covenants and agreements of the parties set forth in this Agreement, the Company shall issue and sell to the Investor and the Investor shall purchase from the Company an aggregate of 307,692 shares of the Company’s Common Stock (the “Shares”). At the Closing, or as soon as practicable thereafter, the Company will issue and deliver to the Investor stock certificates registered in the names of the Investor (or its nominees) representing the Shares referred to in the immediately preceding sentence, against payment of the purchase price thereof.

2.2 Consideration for the Shares

The consideration payable for the Shares at the Closing shall be an aggregate of U.S. $ 999,999, or U.S. $3.25 per share (the “Purchase Price”), payable by wire transfer of immediately available funds to an account designated in writing by the Company on or before the Closing.

SECTION 3. THE CLOSING

3.1 Closing

The closing of the issuance and sale of the Shares pursuant to Section 2.1 hereof and certain of the other transactions contemplated hereby (the “Closing”) shall take place at the offices of Patton Boggs LLP, 2550 M Street, NW, Washington, DC 20037, no later than 10 days from the date hereof (the “Closing Date”), or at such other time or place as the parties shall mutually agree. The Parties agree that the Closing may occur by facsimile signature and delivery and that the Parties need not appear in person at the Closing.

3.2 Deliveries by the Company

At the Closing, the Company shall deliver or cause to be delivered to the Investor the following items (in addition to any other items required to be delivered to the Investor pursuant to any other provision of this Agreement):

(a) a copy of the Certificate of Incorporation certified by the Secretary of State of the State of Delaware as of a date within thirty days prior to the Closing Date;

(b) a certificate of the Secretary of State of the State of Delaware as to the good standing of the Company dated within thirty days prior to the Closing Date;

(c) a certificate of the secretary of the Company, in form and substance satisfactory to counsel for the Investors, certifying that attached thereto are true and correct copies of (i) the bylaws of the Company, and (ii) resolutions duly and validly adopted by the Board of Directors authorizing the allotment and issue of the Shares to the Investor, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby; and

(d) a counterpart of this Agreement duly executed by the Company.

3.3 Deliveries by the Investor

At the Closing, the Investor shall deliver or cause to be delivered to the Company the following items:

(a) payment of the Purchase Price in immediately available funds by wire transfer; and

(b) a counterpart of this Agreement duly executed by the Investor.

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS

4.1 Representations and Warranties of the Company

In order to induce the Investor to purchase the Shares it is purchasing hereunder, the Company represents and warrants to the Investor that:

(a) Organization and Standing. The Company is duly incorporated and validly existing under the laws of the State of Delaware and has all requisite corporate power and authority to own or lease its properties and assets and to conduct its business as it is presently being conducted.

(b) Capitalization. Immediately subsequent to the consummation of the transactions contemplated by this Agreement, the authorized Capital Stock of the Company shall be as set forth on Schedule 4.1(b) hereto. The outstanding shares of Capital Stock are all duly and validly authorized and issued, fully paid and nonassessable, and based in part on the representations of the Stockholders made in connection with the issuance thereof were issued in compliance with all applicable federal and state securities laws.

(c) Capacity of the Company; Consents; Execution of Agreements. The Company has all requisite power, authority and capacity to enter into this Agreement and to perform the transactions and obligations to be performed by it hereunder. The execution and delivery of this Agreement and any agreements contemplated hereby by the Company, and the performance by the Company of the transactions and obligations contemplated hereby and thereby, including, without limitation, the issuance and delivery of the Shares to the Investor, has been duly authorized by all requisite action of the Company and Stockholders, as required. This Agreement has been duly executed and delivered by a duly authorized officer of the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of the United States (both state and federal), affecting the enforcement of creditors’ rights or remedies in general and general equity principles.

(d) Status of the Shares; Reservation of Common Stock. The Shares to be issued and purchased hereunder, when issued by the Company to the Investor and paid for by the Investor pursuant to the terms of this Agreement, will (i) be duly authorized, validly issued, fully paid and nonassessable, (ii) based on the Investor’s representations in Section 4.2, have been issued in compliance with all applicable United States federal and state securities laws and (iii) be free and clear of all Liens. The Company has available sufficient shares of Common Stock for issuance pursuant to the terms of this Agreement.

(e) Conflicts; Defaults. The execution and delivery of this Agreement by the Company and the performance by the Company of the transactions and obligations contemplated hereby to be performed by it will not (i) materially violate, conflict with, or constitute a default under any of the terms or provisions of, the Certificate of Incorporation, the bylaws, or any provisions of, or result in the acceleration of any obligation under, any Material Contract, note, debt instrument, security agreement, or other instrument to which the Company is a party or by which the Company, or any of their assets is bound; (ii) result in the creation or imposition of any Liens or claims upon the Company’s assets or upon the Company’s Common Stock; (iii) assuming the accuracy of the Investors’ representations in Section 4.2, constitute a material violation of any law, statute, judgment, decree, order, rule, or regulation of a Governmental Authority applicable to the Company; or (iv) constitute an event which, after notice or lapse of time or both, would result in any of the foregoing. The Company is not presently in violation of its Certificate of Incorporation or bylaws.

(f) Compliance with Laws. The Company is not in violation of, nor do any of its respective operations violate in any respect, any statute, law, or regulation of any Governmental Authority applicable to the Company, (“Applicable Laws”), which violation would have a Material Adverse Effect, and no material expenditures are required of the Company or any Subsidiary in order for it to comply with any Applicable Laws.

(g) Litigation. As of the date hereof: (i) the Company is not subject to any order of, or written agreement or memorandum of understanding with, any Governmental

Authority which would have a Material Adverse Effect; (ii) there are no material actions, suits, claims, investigations, or proceedings pending at law or in equity or before or by any Governmental Authority, or, to the Knowledge of the Company, threatened, against the Company or any of its assets or properties or the transactions contemplated by this Agreement, and to the Knowledge of the Company, there exist no facts or circumstances which reasonably could be anticipated to result in any such action, suit, claim, investigation, or proceeding; and (iii) no Person has asserted, and, to the Knowledge of the Company, no Person has a valid basis upon which to assert, any claims against the Company that would materially adversely affect the transactions contemplated by this Agreement or result in or form the basis of any such action, suit, claim, investigation or proceeding. There is no material action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

(h) Securities Laws.

(i) The Company has filed all forms, reports and documents with the Securities and Exchange Commission (the “SEC”) required to be filed by it pursuant to the federal securities laws and the SEC rules and regulations thereunder, all of which complied in all material respects with all applicable requirements of the 1933 Act and the 1934 Act (collectively, the “SEC Reports”). None of the SEC Reports, including, without limitation, any financial statements or schedules included therein, at the time filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they were made, not misleading.

(ii) Based on the Investor’s representations in Section 4.2, no consent, authorization, approval, permit, or order of or filing with any Governmental Authority is required in order for the Company to execute and deliver this Agreement or in order for the Company to offer, issue, sell, or deliver the Shares. Based in part on the representations of the Investor and under the circumstances contemplated hereby and under current laws and regulations, the offer, issuance, sale and delivery of the Shares to the Investor is exempt from the registration requirements of the 1933 Act.

(i) Taxes. The Company has timely filed or caused to be filed with the appropriate taxing authority all federal, state, national, local and foreign returns, estimates, information statements and reports (“Returns”) relating to Taxes required to be filed by the Company on or prior to the Closing Date. The Returns have accurately reflected in all material respects and will accurately reflect in all material respects all liability for Taxes of the Company for the periods covered thereby.

4.2 Representations and Warranties of the Investor

The Investor hereby represents and warrants to the Company that:

(a) Investment Intent. The Shares to be purchased by the Investor hereunder are being purchased for its own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act.

The Investor understands that the Shares have not been registered under the 1933 Act by reason of their issuance in transactions exempt from the registration and prospectus delivery requirements of the 1933 Act pursuant to Section 4(2) thereof and agrees to deliver to the Company, if requested by the Company, an investment letter in customary form. The Investor further understands that the certificates representing the Shares will bear the following legend and Investor agrees that it will hold such shares subject thereto:

THE SHARES REPRESENTED BY THIS CERTIFICATE SUCH SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE OR PROVINCIAL SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACTS AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY SHALL HAVE RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE COMPANY (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY).

(b) Disposition of Shares. Investor may assign at any time this Agreement or any rights or obligations hereunder to any Affiliate of the Investor without the prior written consent of the Company. Except for such dispositions to Affiliates, Investor hereby agrees that Investor shall make no disposition of the Shares without a prior written approval of the Company, unless and until (i) the Investor has held such Shares for a period of five (5) years following the Closing Date (the “Holding Period”); and (ii) the Investor has complied with all requirements applicable to Affiliates of the Company.

Investor understands and acknowledges that concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed on certificates representing the Shares a legend as set forth in Section 5(b) hereof. In addition, the Company shall not be required, (i) to transfer on its books any Shares that have been sold or transferred in violation of the provisions of this Section 4.2, nor (ii) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

(c) Capacity of the Investor; Execution of Agreement. The Investor has all requisite power, authority and capacity to enter into this Agreement, deliver the Purchase Price, and to perform the transactions and obligations to be performed by it hereunder. This Agreement has been duly authorized, executed and delivered by them and constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws, both state and federal, affecting the enforcement of creditors’ rights or remedies in general from time to time in effect and the exercise by courts of equity powers or their application of principles of public policy.

(d) Accredited Investors. The Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.

(e) Suitability and Sophistication. (i) The Investor has such knowledge and experience in financial and business matters that it is capable of independently evaluating the risks and merits of purchasing the Shares; (ii) the Investor has independently evaluated the risks and merits of purchasing the Shares and has independently determined that the Shares are a suitable investment for it; and (iii) the Investor has sufficient financial resources to bear the loss of their entire investment in the Shares.

(f) Receipt of Information. The Investor believes, after due inquiry and investigation, that it has received all of the information that it considers necessary or appropriate for deciding whether to purchase the Shares. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Investor. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 4 of this Agreement or the right of the Investor to rely thereon.

(g) Independent Existence. The Investor was not formed for the specific purpose of purchasing the Shares.

SECTION	5. VOTING

(a) Common Stock. The Investor agrees to hold all Shares purchased herein for the term of the Holding Period subject to the exceptions provided for in Section 4.2. and subject to the voting provisions contained herein.

(b) Legend. Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed on certificates representing the Shares the following restrictive legend (the “Legend”):

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCK PURCHASE AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING AND DISPOSITION OF THE SHARES REPRESENTED HEREBY. A COPY OF SUCH STOCK PURCHASE AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.”

(c) Rights of the Company. During the Holding Period, the Company shall possess and shall have the exclusive right, except as otherwise expressly limited in this Agreement, to exercise, in person or by nominees or proxies of the Company, all voting rights and powers in respect to the Shares purchased hereunder, for any and every purpose, and to take part in or consent to any Company or shareholders’ action of any kind whatsoever, as absolute owner of such Shares. Investor hereby assigns to the Company all voting rights that it otherwise might have had arising out of ownership of the Shares, whether by operation of law or agreement. The right to vote shall include the right to vote for and against, to consent, to abstain or to refrain from attending any meeting with respect to the election of directors or any other matter to be acted upon by the shareholders of the Company at any meeting or by consent.

(d) If and whenever the Shares are sold or transferred during the Holding Period,, in accordance with the provisions of this Agreement, the Investor or its representatives (and the Company and its representatives when and where necessary), shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of the Shares to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.

SECTION 6. RIGHT TO REPURCHASE

The Company shall have the right to repurchase the Shares, sold pursuant to this Agreement, within thirty (30) days of the expiration of the Holding Period, as set forth in Section 4.2 (b) hereof, at a price of $5.00 per share, provided that the Company may only repurchase an amount of such Shares that would leave the Investor when combined with all Affiliates with no less than an aggregated current percent ownership equal to 30.1 % on the overall Company’s outstanding shares..

SECTION	7. CONDITIONS TO CLOSING

7.1 Conditions to Closing by the Investor

The obligations of the Investor to consummate the purchase of the Shares pursuant to Section 2.1 hereof and certain of the transactions contemplated by this Agreement are subject to the satisfaction on or prior to the Closing Date of the following conditions, any of which may be waived in whole or in part in writing by the Investor:

(a) all representations and warranties of the Company contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made anew as of such date (unless another date is specified);

(b) the Company shall have delivered to the Investor the items required by Section 3.2 of this Agreement;

(c) the Company shall have performed and complied with all agreements and conditions required by this Agreement to be performed and complied with by it prior to or as of the Closing Date; and

(d) all pre-issuance registrations, qualifications, permits and approvals required, if any, under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the Shares shall have been obtained.

7.2 Conditions to Closing by the Company

The obligations of the Company to consummate the issuance and sale of the Shares pursuant to Section 2.1 hereof and certain of the transactions contemplated by this Agreement are subject to the satisfaction on or prior to the Closing Date of the following conditions, any of which may be waived in whole or in part in writing by the Company:

(a) all representations and warranties of the Investor contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made anew as of such date;

(b) the Investor shall have delivered to the Company the items required by Section 3.3 of this Agreement;

(c) all pre-issuance registrations, qualifications, permits and approvals required, if any, under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the Shares shall have been obtained; and

(d) the Investor shall have performed and complied with all agreements and conditions required by this Agreement to be performed and complied with by them prior to or as of the Closing Date.

(e) receipt of approval by American Stock Exchange for the listing of the Shares.

SECTION 8. MISCELLANEOUS

8.1 Waivers and Amendments

This Agreement may be amended or modified in whole or in part only by a writing which makes reference to this Agreement executed by the Investor and the Company. The obligations of any party hereunder may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party claimed to have given the waiver; provided, however, that any waiver by any party of any violation of, breach of, or default under any provision of this Agreement or any other agreement provided for herein shall not be construed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any other provision of this Agreement or any other agreement provided for herein

8.2 Costs and Expenses

Each party agrees to pay its own costs and expenses in connection with the preparation, execution and delivery of this Agreement and other instruments and documents to be delivered hereunder and thereunder.

8.3 Remedies Cumulative

No specific right, power, or remedy conferred by this Agreement shall be exclusive, and each such right, power, or remedy shall be cumulative and in addition to every other right, power, or remedy, whether conferred hereby or by any security of the Company or now or hereafter available, at law or in equity, by statute or otherwise.

8.4 Remedies Not Waived

No course of dealing between the Company and the Investor, and no delay in exercising any right, power, or remedy conferred hereby or by any security issued by the Company, or now or hereafter available at law or in equity, by statute or otherwise, shall operate as a waiver of or otherwise prejudice any such right, power, or remedy.

8.5 Entire Agreement

This Agreement and the other agreements and instruments expressly provided for herein, together set forth the entire understanding of the parties hereto and supersede in their entirety all prior contracts, agreements, arrangements, communications, discussions, representations and warranties, whether oral or written, among the parties with respect to the subject matter hereof.

8.6 Specific Performance

The Company and the Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms hereof or were otherwise breached. It is accordingly agreed that, to the fullest extent permitted by law or equity, each of the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which the parties may be entitled by law or equity.

8.7 Governing Law

This Agreement shall in all respects be governed by and construed in accordance with the internal substantive laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

8.8 Notices

Any notice, request or other communication required or permitted hereunder shall be in writing and be deemed to have been duly given (a) when personally delivered or sent by facsimile transmission (the receipt of which is confirmed in writing), (b) one business day after being sent by a nationally recognized overnight courier service or (c) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at their respective addresses set forth below.

If to the Company:	RegeneRx Biopharmaceuticals, Inc.
3 Bethesda, Metro Center
Suite 630
Bethesda, MD 20814
Attention: J.J. Finkelstein
Facsimile: 301-280-1991

with a copy to:	Patton Boggs LLP
2550 M Street, N.W.
Washington, D.C. 20037
Attention: Philip Feigen, Esq.
Facsimile: 202-457-6315

If to the Investor:	[Investor – Name and Address]
Attention:
Facsimile:
with a copy to:

Any party by written notice to the others may change the address or the persons to whom notices or copies thereof shall be directed.

8.9 Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

8.10 Successors and Assigns

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer its rights hereunder without the prior written consent of the Investor.

8.11 Third Parties

Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties hereto any rights or remedies under or by reason of this Agreement.

8.12 Schedules and Exhibits

The schedules and exhibits attached to this Agreement are incorporated herein and shall be part of this Agreement for all purposes.

8.13 Headings

The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.

8.14 Survival

Except as set forth below and notwithstanding any investigation or inquiry made by any party, the representations, warranties, agreements and covenants contained in this Agreement shall survive for a period of two (2) years from the Closing Date, provided however, that the representations, warranties and covenants contained in Section 4.2(b) and the agreements set forth in Section 5 and 6 shall survive indefinitely.

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IN WITNESS WHEREOF, the parties have duly executed, or have caused their duly authorized officer or representative to execute, this Agreement as of the date first above written.

REGENERX BIOPHARMACEUTICALS, INC.

By:
Name:	J.J. Finkelstein
Title:	President and Chief Executive Officer

INVESTOR

By:
Name:
Title: